EXHIBIT 99.1

                               CELSION CORPORATION

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

         In connection with the Quarterly Report on Form 10-Q for the Quarter Ended March 31, 2003 (the "Report") of Celsion Corporation, a Delaware corporation (the "Company"), as filed with the Securities and Exchange Commission on or about the date hereof (the "Report"), I, Augustine Y. Cheung, the Chief Executive Officer of the Company, certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                          By:  /s/ Augustine Y. Cheung
                                                ----------------------------
                                               Augustine Y. Cheung
                                               President and Chief Executive
                                                 Officer

May 14, 2003